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                                  equitel, inc.                   Exhibit 10.9

                          2002 LONG-TERM INCENTIVE PLAN

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                                  equitel, inc.
                          2002 LONG-TERM INCENTIVE PLAN

                                    ARTICLE 1

                                     GENERAL
                                     -------

     1.1 Purpose. The equitel, inc. 2002 Long-Term Incentive Plan (the "Plan")
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has been established by equitel, inc. (the "Company") (i) to attract and retain persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify Participants' interests with those of the Company's other shareholders through compensation that is based on the Company's common stock; and thereby promote the long-term financial interest of the Company and the Related Companies, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

     1.2 Participation. Subject to the terms and conditions of the Plan, the
         -------------
Committee shall determine and designate, from time to time, from among the Eligible Individuals, those persons who will be granted one or more Awards under the Plan, and thereby become participants in the Plan (the "Participants"). In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of awards outstanding under the Plan, or any other plan or arrangement of the Company or a Related Company (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Related Company).

     1.3 Operation, Administration, and Definitions. The operation and
         ------------------------------------------
administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 4 (relating to operation and
                             ---------
administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 7 of the Plan).
                                                 ---------

                                    ARTICLE 2

                                     OPTIONS
                                     -------

     2.1 Definition. The grant of an option (the "Option") entitles the
         ----------
Participant to purchase shares of stock at an Exercise Price established by the Committee. Options granted under this Section 2 may be either Incentive Stock
                                      ---------
Options or Non-Qualified Stock Options, as determined in the discretion of the Committee. An "Incentive Stock Option" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422(b) of the Code. A "Non-Qualified Option" is an Option that is not intended to be an "incentive stock option" as that term is described in section 422(b) of the Code.

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     2.2 Exercise Price. The "Exercise Price" of each Option granted under this
         --------------
Section 2 shall be established by the Committee or shall be determined by a
---------
method established by the Committee at the time the Option is granted; except that, with respect to the Incentive Stock Options, the Exercise Price shall not be less than 100% of the Fair Market Value of a share of Stock as of the Pricing Date. For purposes of the preceding sentence, the "Pricing Date" shall be the date on which the Option is granted, except that the Committee may provide that:
(i) the Pricing Date is the date on which the recipient is hired or promoted (or similar event), if the grant of the Option occurs not more than ninety (90) days after the date of such hiring, promotion or other event; and (ii) if an Option is granted in tandem with, or in substitution for, an outstanding Award, the Pricing Date is the date of grant of such outstanding Award.

     2.3 Exercise. An Option shall be exercisable in accordance with such terms
         --------
and conditions and during such periods as may be established by the Committee. Except as otherwise expressly provided by the Committee, in writing in an Award Agreement, no Option may be exercised by a Participant: (i) prior to the date on which the Participant completes one continuous year of employment with the Company or any Related Company after the date as of which the Option is granted (provided, however, that the Committee may permit earlier exercise following the
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Participant's Date of Termination by reason of death or Disability); or (ii)
after the Expiration Date applicable to that Option.

     2.4 Payment of Option Exercise Price. The payment of the Exercise Price of
         --------------------------------
an Option granted under this Section 2 shall be subject to the following:
                             ---------

     (a) Subject to the following provisions of this Subsection 2.4, the full
                                                     --------------
         Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in Subsection 2.4(c), payment may be made as soon as practicable after
            -----------------
         the exercise).

     (b) The Exercise Price shall be payable in cash or by tendering shares of Stock (by either actual delivery of shares or by attestation, with such shares valued at Fair Market Value as of the day of exercise, held for at least six months), or in any combination thereof, as determined by the Committee.

     (c) The Committee may permit a Participant to elect to pay the Exercise
                       ---
         Price upon the exercise of an Option by authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and to pay required federal, state or local taxes, including, without limitation, FICA and FUTA taxes (all of such taxes are hereinafter collectively referred to as "Withholding Taxes") from such exercise.

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     (d) The Participant shall be required to sell to the Company and the
                         -----
         Company may, but need not, simultaneously purchase, to the fullest extent permitted by law, that number of Shares issuable upon exercise of an Option as are sufficient to pay minimum Withholding Taxes, with respect to such Option exercise. The Committee's decision to allow payments to be made in the form of Shares issuable in connection with the exercise of the Option shall be made by giving written notice to the Optionee (or other person exercising the Option).

     2.5 Settlement of Award. Distribution following exercise of an Option, and
         -------------------
shares of Stock distributed pursuant to such exercise, shall be subject to such conditions, restrictions and contingencies as the Committee may establish. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option as the Committee determines to be desirable.

     To the extent that the aggregate fair market value of Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and all Related Companies) exceeds $100,000, such options shall be treated as Non-Qualified Stock Options, to the extent required by section 422 of the Code.

     2.6 Expiration Date. The "Expiration Date" with respect to an Option means
         ---------------
the date established as the Expiration Date by the Committee at the time of the grant; provided, however, that, except as otherwise expressly provided by the
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Committee in writing in an Award Agreement, the Expiration Date with respect to any Option shall not be later than the earliest to occur of:

     (a) the ten year anniversary of the date on which the Option is granted;

     (b) if the Participant's Date of Termination occurs by reason of death or Disability, the one year anniversary of such Date of Termination;

     (c) if the Participant's Date of Termination occurs by reason of Retirement, the three year anniversary of such Date of Termination; or

     (d) if the Participant's Date of Termination occurs for reasons other than Retirement, death or Disability, the ninety (90) day anniversary of such Date of Termination.

     Notwithstanding the foregoing provisions of this Subsection 2.6, if the
                                                      --------------
     Participant dies while the Option is otherwise exercisable, the Expiration Date may be later than the dates set forth above, provided that it is not later than the first anniversary of the date of death.

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                                    ARTICLE 3

                             RESTRICTED STOCK AWARDS
                             -----------------------

     3.1 Definition. A Restricted Stock Award is a grant of shares of Stock or
         ----------
of a right to receive shares of Stock (or their cash equivalent or a combination of both) in the future.

     3.2 Restrictions on Restricted Stock Awards. Each Restricted Stock Award
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shall be subject to such conditions, restrictions and contingencies as the
Committee shall determine. These may include continuous service and/or the achievement of Performance Measures. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes, with the measurement based on absolute Company or business unit performance and/or on performance as compared with that of other publicly traded companies. If the right to become vested in a Restricted Stock Award granted under this Section 3
                                                                      ---------
is conditioned on the completion of a specified period of service with the Company and the Related Companies, without achievement of Performance Measures or other objectives being required as a condition of vesting, then the required period of service for vesting shall be not less than one (1) year (subject to acceleration of vesting, to the extent permitted by the Committee, in the event of the Participant's death, disability, change in control or involuntary termination).

     The language regarding Performance Measures is intended to permit the Company to bring these awards within the requirements of the general rule for performance based compensation exception to the $1 million limit on deductible compensation under Code (S) 162(m).

     3.3 Certificate Legend. In addition to any legends placed on certificates
         ------------------
pursuant to Section 4.8 herein, each certificate representing Shares of
            -----------
Restricted Stock granted pursuant to the Plan may bear a legend substantially similar to the following legend:

         The sale or other transfer of the securities represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the equitel Long Term Incentive Plan, and in an Award Agreement thereunder. A copy of the Plan and such Award Agreement may be obtained from equitel, inc.

     3.4 Custody of Certificates. The Company shall have the right to retain the
         -----------------------
certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

     3.5 Voting Rights. Except as otherwise provided by the Committee in an
         -------------
Award Agreement, during any Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

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     3.6 Dividends and Other Distributions. During any Period of Restriction,
         ---------------------------------
Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

     In the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

     3.7 Termination of Employment. Each Restricted Stock Award Agreement shall
         -------------------------
set forth the extent to which the Participant shall have the right, if any, to receive unvested Restricted Shares following termination of the Participant's employment with the Company and its Subsidiaries and, the extent to which vested Shares are subject to forfeiture or give rise to a repayment obligation on the part of a Participant. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Restricted Stock Award Agreement entered into with the Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment and post-employment competition.

                                    ARTICLE 4

                          OPERATION AND ADMINISTRATION
                          ----------------------------

     4.1 Effective Date. Subject to the approval of the shareholders of the
         --------------
Company, the Plan shall be effective as of April ___, 2002 (the "Effective Date"); provided, however, that to the extent that Awards are made under the
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Plan prior to its approval by shareholders, they shall be contingent on approval of the Plan by the shareholders of the Company. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that, to the extent required by the Code, no Incentive Stock Options may be granted under the Plan on a date that is more than ten years from the date the Plan is adopted or, if earlier, the date the Plan is approved by shareholders.

     4.2 Shares Subject to Plan.
         ----------------------

         (a)  (i) Subject to the following provisions of this Subsection 4.2,
                                                              --------------
     the maximum number shares of Stock for which Awards may be granted under the Plan as of the Effective Date is 10,000,000 shares, subject to the provisions of Subsection 4.2(c) (relating to adjustment of shares).
                   -----------------

         (ii) Any shares of Stock granted under the Plan that are forfeited because of the failure to meet an Award contingency or condition shall again be available for delivery pursuant to new Awards granted under the Plan. To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award

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     is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

          (iii) If the Exercise Price of any stock option granted under the Plan or any Prior Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

          (b)    Subject to Subsection 4.2(c), the following additional maximums
                            -----------------
     are imposed under the Plan:

          (i) The maximum number of shares of Stock that may be issued by Options intended to be Incentive Stock Options shall be ten million shares.

          (ii) The maximum number of shares of Stock that may be issued in conjunction with Awards granted pursuant to Section 3 (relating to
                                                 ---------
     Restricted Stock Awards) shall be ten million, plus up to 100% of any shares that are reacquired by the Company pursuant to Subsection 4.2(a).
                                                           -----------------

          (iii) The maximum payment that can be made for awards granted to any one individual pursuant to Section 3 (relating to Restricted Stock Awards)
                                ---------
     shall be one million dollars ($1,000,000) for any single or combined performance goals established for any calendar year. If an Award granted under Section 3 is, at the time of grant, denominated in shares, the value
           ---------
     of the shares of Stock for determining this maximum individual payment amount will be the Fair Market Value of a share of Stock on the first day of the applicable performance period.

          (c) In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization (whether or not such reorganization comes within the definition of such term in Code
     Section 368), merger, consolidation, split up, spinoff, combination or exchange of shares or any partial or complete liquidation of the Company), the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include adjustment of:
     (i) the number and kind of shares which may be delivered under the Plan;
     (ii) the number and kind of shares subject to outstanding Awards; and (iii) the Exercise Price of outstanding Options; as well as any other adjustments that the Committee determines to be equitable.

     4.3  Certain Adjustments. In addition to the adjustments contemplated by
          -------------------
Section 4.2(c) hereof, upon the dissolution or liquidation of the Company or upon any reorganization, merger, or consolidation as a result of which the Company is not the surviving corporation (or

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survives as a wholly-owned subsidiary of another corporation), or upon a sale of substantially all the assets of the Company, the Committee may take such action as it in its discretion deems appropriate to (i) accelerate the time when
Options vest or may be exercised or Restricted Stock Award vests, (ii) cash out such Options or Restricted Stock Award at or immediately prior to the date of such event, (iii) provide for the assumption of outstanding Options and/or Restricted Stock Award awards by surviving, successor or transferee corporations, and/or (iv) provide that Options shall vest and be exercisable for a period of at least 10 business days from the date of receipt of a notice from the Company of such proposed event, following the expiration of which period any unexercised Options shall terminate.

     4.4  Limit on Distribution. Distribution of shares of Stock or other
          ---------------------
amounts under the Plan shall be subject to the following:

          (a) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

          (b) To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

     4.5  Tax Withholding. Whenever the Company proposes or is required to
          ---------------
distribute Stock under the Plan, the Company may require the recipient to remit to the Company an amount sufficient to satisfy any Federal, state and local tax withholding requirements prior to the delivery of any certificate for such shares or, in the discretion of the Committee, the Company may withhold from the shares to be delivered shares sufficient to satisfy all or a portion of such tax withholding requirements. Whenever under the Plan payments are to be made in cash, such payments may be net of an amount sufficient to satisfy any Federal, state and local tax withholding requirements.

     4.6  Payment Shares. Subject to the overall limitation on the number of
          --------------
shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Related Company, including the plans and arrangements of the Company or a Related Company acquiring another entity (or an interest in another entity).

     4.7  Dividends and Dividend Equivalents. An Award may provide the
          ----------------------------------
Participant with the right to receive dividends or dividend equivalent payments with respect to Stock which may be either paid currently or credited to an account for the Participant, and may be settled in cash or Stock as determined by the Committee. Any such settlements, and any such crediting of

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dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

     4.8  Payments. Awards may be settled through cash payments, the delivery of
          --------
shares of Stock, the granting of replacement Awards, or any such combination thereof as the Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Stock equivalents.

     4.9  Transferability. Except as otherwise provided by the Committee, Awards
          ---------------
under the Plan shall not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period or Periods of Restriction established by the Committee and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement. All rights with respect to an Award granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, except as designated by the Participant by will or by the laws of descent and distribution.

     4.10 Beneficiary Designation. Each Participant under the Plan may, from
          -----------------------
time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

     4.11 Deferrals. The Committee may permit a Participant to defer such
          ---------
Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the lapse or waiver of restrictions with respect to Restricted Stock Award. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

     4.12 Form and Time of Elections. Unless otherwise specified herein, each
          --------------------------
election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

     4.13 Agreement With Company. At the time of an Award to a Participant under
          ----------------------
the Plan, the Committee may require a Participant to enter into an agreement with the Company (the

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"Award Agreement") in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

     4.14 Limitation of Implied Rights.
          ----------------------------

          (a) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Related Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Related Company, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Related Company. Nothing contained in the Plan shall constitute a guarantee that the assets of such companies shall be sufficient to pay any benefits to any person.

          (b) The Plan does not constitute a contract of employment, and selection as a Participant shall not interfere with or limit in any way the right of the Company to terminate Participant's employment or other contractual relationship with the Company and selection as a Participant shall not give any employee the right to be retained in the employ of the Company or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

          (c) The employment of a Participant shall not be deemed to have terminated if the Participant is an employee of the Company or one of its Subsidiaries who is absent upon a bona fide leave of absence or which is transferred to and becomes an employee of a Subsidiary or, if he is an employee of a Subsidiary, who is transferred and becomes an employee of the Company or another Subsidiary of the Company; provided, however, that if a
                                                   --------  -------
     Subsidiary of the Company shall cease to be a Subsidiary, all employees of such Subsidiary not theretofore transferred to and becoming employees of the Company or of another Subsidiary of the company shall be deemed to have ceased to be employees within the meaning of the Plan on the date such Subsidiary ceases to be a Subsidiary of the Company.

     4.15 Evidence. Evidence required of anyone under the Plan may be by
          --------
certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

     4.16 Action by Company or Related Company. Any action required or permitted
          ------------------------------------
to be taken by the Company or any Related Company shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are

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duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the company.

     4.17 Deferrals. The Committee may permit an Optionee to defer such
          ---------
Optionee's receipt of the delivery of Shares that would otherwise be due to such Optionee by virtue of the exercise of an Option. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

     4.18 Liquidation of the Company. In the event of the complete liquidation
          --------------------------
or dissolution of the Company, any Options granted pursuant to the Plan and remaining unexercised shall be deemed canceled without regard to or limitation by any other provision of the Plan.

     4.19 Related Company Obligations. Each Related Company shall be liable for
          ---------------------------
payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Related Company by the Participant. Any disputes relating to liability of a Related Company for cash payments shall be resolved by the Committee.

                                    ARTICLE 5

                                    COMMITTEE
                                    ---------

     5.1  Administration. The authority to control and manage the operation and
          --------------
administration of the Plan shall be vested in a committee, or, if at any time there is not a committee so existing, the Board, (the "Committee") in accordance with this Section 5.
          ---------

     5.2  Selection of Committee. The Committee shall be selected by the Board,
          ----------------------
and shall consist of two or more members of the Board. If at any time there is not a committee in existence pursuant to Section 5.1 of the Plan, the Committee
                                         -----------
shall consist of all the members of the Board.

     5.3  Powers of Committee. The authority to manage and control the operation
          -------------------
and administration of the Plan shall be vested in the Committee, subject to the following:

     (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Individuals those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 6) to cancel or
                                                  ---------
          suspend Awards. In making such Award determinations, the Committee may take into account the nature of services rendered by the individual, the individual's present and potential contribution to the Company's success and such other factors as the Committee deems relevant.

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     (b)  Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to performance based compensation as described in Code ss.162(m), and to take such action, establish such procedures, and impose such restrictions at the time such Awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

     (c) The Committee will have the authority and discretion to establish terms and conditions of awards as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

     (d) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, rescind and waive any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

     (e) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final, conclusive and binding on all Persons, including the Company, its stockholders, Eligible Individuals, Participants, and their estates and beneficiaries.

     (f) Except as otherwise expressly provided in the Plan, where the Committee is authorized to make a determination with respect to any Award, such determination shall be made at the time the Award is made, except that the Committee may reserve the authority to have such determination made by the Committee in the future (but only if such reservation is made at the time the Award is granted and is expressly stated in the Agreement reflecting the Award).

     (g) In controlling and managing the operation and administration of the Plan, the Committee shall act by a majority of its then members, by meeting or by writing filed without a meeting. The Committee shall maintain and keep adequate records concerning the Plan and concerning its proceedings and acts in such form and detail as the Committee may decide.

     5.4  Delegation by Committee. Except to the extent prohibited by applicable
          -----------------------
law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

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     5.5  Information to be Furnished to Committee. The Company and Related
          ----------------------------------------
Companies shall furnish the Committee with such data and information as may be required for it to discharge its duties. The records of the Company and Related Companies as to an employee's or Participant's employment (or other provision of services), termination of employment (or cessation of the provision of services), leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be manifestly incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

                                    ARTICLE 6

                            AMENDMENT AND TERMINATION
                            -------------------------

     The Board may, at any time, amend or terminate the Plan, provided that, subject to Subsection 4.2 (relating to certain adjustments to shares), no
           --------------
amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board.

                                    ARTICLE 7

                                  DEFINED TERMS
                                  -------------

     For purposes of the Plan, the terms listed below shall be defined as follows:

     (a)  Award. The term "Award" shall mean any award or benefit granted to any
          -----
          Participant under the Plan, including, without limitation, the grant of Options and Restricted Stock Awards. Each Award shall be evidenced by an Agreement that shall specify the terms thereof and such other provisions as the Committee shall determine.

     (b)  Award Agreement. The term "Award Agreement" shall mean an agreement
          ---------------
          entered into by the Company and each Participant, setting forth the terms and provisions applicable to Awards granted under this Plan, as further described in Section 4.12 of the Plan.
                               ------------

     (c)  Board. The term "Board" shall mean the Board of Directors of the
          -----
          Company.

     (d)  Change In Control. The term "Change in Control" shall have the
          -----------------
          meaning, if any, set forth in an Award Agreement.

     (e)  Code. The term "Code" means the Internal Revenue Code of 1986, as
          ----
          amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

     (f)  Committee. The term "Committee" shall have the meaning set forth in
          ---------
          Section 5.1 of the Plan.
          -----------

     (g)  Company. The term "Company" shall have the meaning set forth in
          -------
          Section 1.1(a) of the Plan.
          --------------

     (h)  Effective Date. The term "Effective Date" shall have the meaning set
          --------------
          forth in Section 4.1 of the Plan.
                   -----------

     (i)  Eligible Employee. The term "Eligible Employee" shall mean any
          -----------------
          employee of the Company or a Related Company.

     (j)  Eligible Individual. The term "Eligible Individual" shall mean any
          -------------------
          Eligible Employee and any consultant, director or other person providing goods or services to the Company or a Related Company.

     (k)  Exchange Act. The term "Exchange Act" shall mean the Securities
          ------------
          Exchange Act of 1934, as amended, and the Rules and regulations promulgated thereunder.

     (l)  Exercise Price. The term "Exercise Price" shall mean the exercise
          --------------
          price of an Option as determined pursuant to Subsection 2.5.
                                                       --------------

     (m)  Fair Market Value. For purposes of determining the "Fair Market Value"
          -----------------
          of a share of Stock, the following rules shall apply:

          (i) If the Stock is at the time listed or admitted to trading on any stock exchange, then the "Fair Market Value" shall be the mean between the lowest and highest reported sale prices of the Stock on the date in question on the principal exchange on which the Stock is then listed or admitted to trading. If no reported sale of Stock takes place on the date in question on the principal exchange, then the reported closing asked price of the Stock on such date on the principal exchange shall be determinative of "Fair Market Value."

          (ii) If the Stock is not at the time listed or admitted to trading on a stock exchange, the "Fair Market Value" shall be the mean between the lowest reported bid price and highest reported bid price of the Stock on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Committee and regularly reporting the market price of Stock in such market.

          (iii) If the Stock is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the "Fair Market Value" shall be as determined in good faith by the Committee.

     (n)  Option. The term "Option" shall have the meaning set forth in Section
          ------                                                        -------
          2.1(a) of the Plan.
          ------

     (o)  Participant. The term "Participant" means an Eligible Individual who
          -----------
          has been selected by Committee to participate in the Plan in accordance with Section 1.2 of the Plan.
                          -----------

     (p)  Period(s) of Restriction. The term "Period(s) of Restriction" means
          ------------------------
          the period(s) during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, pursuant to the terms of this Plan or any Award Agreement with respect thereto.

     (q)  Permanent Disability. The term "Permanent Disability" means permanent
          --------------------
          disability (i) as defined in any employment or severance benefits agreement between the Company and the Participant, (ii) if the Company and Participant are not parties to any such agreement or if such agreement does not contain a definition of disability, then, as such term is defined in the Company's governing long-term disability plan of policy then maintained by the Company expressly for the Participant, or if not so maintained by the Company, then in such plan or policy then generally maintained by the Company for the benefit of its Employees, or (iii) if no such plan or policy shall then be in effect, any physical or mental disability or incapacity which the Committee determines would render a Participant incapable of performing the duties, essential functions and services required of such Participant pursuant to his employment or independent contractor relationship with the Company if Participant shall have been absent from such duties, functions or services with the Company, or not otherwise be performing the duties, functions or services due to physical or mental illness, in each case, on a full-time basis for a period of at least one hundred fifty (50) consecutive days or for other periods aggregating one hundred fifty (150) days during any 52-week period and, if thereafter, the Company has given the Participant notices of the Company's intent to terminate Participant's employment or independent contractor relationship with the Company within thirty (30) days after such written notice of intent to terminate is given by the Company, Participant shall not have returned to the full time performance of his duties, functions and services.

          In the event that the Company and Participant are unable to agree whether Participant has returned or is able or not able to return to the full time performance of his duties, functions and services because of sickness or disability, such decision shall, at the election of the Company, in its sole and absolute discretion, be made by three physicians, one of whom is to be selected by Participant, one of whom is to be selected by the Board and the third of whom is to be selected by the previous two. The decision of said three physicians shall be binding upon the parties and the cost of such examinations shall be borne by the Company.

     (r)  Related Companies. The term "Related Company" means, for any incentive
          -----------------
          stock option described in Code ss.422(b), any company during any period in which it is a "parent company" (as that term is defined in Code ss.424(e)) with respect to the Company, or a "subsidiary corporation" (as that term is defined in Code ss.424(f)) with respect to the Company and for all other purposes means any subsidiary of the Company, and any business venture in which the Company has a significant interest, as determined in the discretion of the Committee

     (s)  Retirement. The term "Retirement" shall have the meaning ascribed to
          ----------
          such term in the Company's governing tax-qualified retirement plan or, if no such plan exists, as determined by the Committee.

     (t)  Stock. The term "Stock" shall mean shares of common stock of the
          -----
          Company.

                                    ARTICLE 8

                               LEGAL CONSTRUCTION
                               ------------------

     8.1  Gender and Number. Except where otherwise indicated by the context,
          -----------------
any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     8.2  Severability. In the event any provision of the Plan shall be held
          ------------
illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     8.3  Requirements of Law. The granting of Awards and the issuance of Shares
          -------------------
under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     8.4  Securities Law Compliance. With respect to Insiders, transactions
          -------------------------
under this Plan are intended to comply with all applicable conditions or Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     8.5  Governing Law. To the extent not preempted by United States Federal
          -------------
law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

                                       16